Filed Pursuant to Rule 497
Securities Act File No. 333-202213
 Investment Company Act File No. 811-06445

PROSPECTUS SUPPLEMENT DATED MAY 20, 2016
(To Base Prospectus dated November 2, 2015)

THE HERZFELD CARIBBEAN BASIN FUND, INC.

$13,200,000

Common Stock

This supplement contains information which supplements certain information contained in the base prospectus dated November 2, 2015 of The Herzfeld Caribbean Basin Fund, Inc. (the “Fund”), as supplemented by a first prospectus supplement dated November 2, 2015 and a second prospectus supplement dated March 7, 2016 (collectively, the “Prospectus”), which relate to the sale of shares of common stock of the Fund in an “at the market” offering pursuant to an equity distribution agreement, dated September 10, 2015, with Ladenburg Thalmann & Co. Inc.

You should carefully read this prospectus supplement together with the Prospectus before investing in our common stock. You should also review the information set forth under “Prospectus Supplement Summary—Summary Risk Factors” beginning on page S-3, and “Supplemental Risk Factors” beginning on page S-9, of the prospectus supplement dated November 2, 2015 and “Prospectus Summary—Summary Risk Factors and Special Considerations” beginning on page 5, and “Risk Factors and Special Considerations” beginning on page 18, of the base prospectus before investing.

Except where the context requires otherwise, the terms the “Fund,” “we,” “us” and “our” refer to The Herzfeld Caribbean Basin Fund, Inc. and the “Adviser” refers to HERZFELD/CUBA, a division of Thomas J. Herzfeld Advisors, Inc. To the extent that any statement we make in this prospectus supplement is inconsistent with statements made in the Prospectus or any previously filed documents incorporated by reference therein, the statements made in this prospectus supplement will be deemed to modify or supersede those made in the Prospectus and such documents incorporated by reference therein.

Recent Developments

Engagement of Tait, Weller& Baker LLP (“Tait Weller”) as Independent Registered Public Accounting Firm

The Audit Committee (the “Committee”) of the Board of Directors of the Fund has completed a competitive process to select the Fund’s independent registered public accounting firm for the fiscal years ending June 30, 2016 and 2017. As a result of this process, the Committee approved and the Board of Directors ratified (i) the engagement of Tait Weller as our new independent registered public accounting firm to audit our financial statements for the fiscal years ending June 30, 2016 and 2017, and (ii) the dismissal of KPMG LLP (“KPMG”), as the Fund’s independent registered public accounting firm, effective on May 18, 2016.

Prospectus Update

The Section “EXPERTS” on page S-14 of the prospectus supplement dated November 2, 2015 is hereby deleted and replaced with the following text:

EXPERTS

The independent registered public accounting firm of the Fund is Tait, Weller & Baker LLP (“Tait Weller”), located at 1818 Market St., Suite 2400, Philadelphia, PA 19103. Prior to May 18, 2016, KPMG LLP, located at 191 W. Nationwide Blvd., Suite 500, Columbus, OH 43215, served as the independent registered public accounting firm of the Fund. The financial statements of the Fund as of and for the year ended June 30, 2015, have been incorporated by reference herein in reliance upon the report of KPMG LLP, the former independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee (the “Committee”) of the Board of Directors of the Fund completed a competitive process to select the Fund’s independent registered public accounting firm for the fiscal years ending June 30, 2016 and 2017.  As a result of this process, on May 11, 2016, the Committee approved and the Board of Directors ratified (i) the engagement of Tait, Weller & Baker LLP (“Tait Weller”) as our new independent registered public accounting firm to audit our financial statements for the fiscal years ending June 30, 2016 and 2017, and (ii) the dismissal of KPMG LLP (“KPMG”), as the Fund’s independent registered public accounting firm.  Accordingly, on May 18, 2016, Tait Weller was engaged by the Fund as the independent registered public accounting firm and KPMG was dismissed.

The audit reports of KPMG on the Fund’s financial statements as of and for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended June 30, 2014 and 2015, and through the subsequent interim period preceding KPMG’s dismissal on May 18, 2016: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (ii) there were no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The selection of Tait Weller does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Directors with the performance of the Fund’s prior independent registered public accounting firm, KPMG. During the Fund’s two most recent fiscal years, neither the Fund, nor anyone on their behalf, consulted with Tait Weller on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).